--------------------------------------------------------------------------------
IBIS TECHNOLOGY CORPORATION


                                                                   Exhibit 10.33



              DESCRIPTION OF FEES PAID TO TED R. DINTERSMITH, PH.D.
              -----------------------------------------------------

     In 1996, the Company paid $20,000 to Ted R. Dintersmith, Ph.D. a Director of the Company, for providing financial expertise in assisting the Company in preparing the S-1 Registration Statement for its follow-on public offering, various press releases and consulting on other related financial and operating activities.